Putnam
American
Government
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Given the dramatic events that aggravated an already troubled economic environment, we are pleased to report that for the first half of fiscal 2002, Putnam American Government Income Fund's results at net asset value outperformed its benchmark index. On the following pages, your management team's report will provide a full discussion of what has been driving your fund's performance as well as a view of the outlook for the remainder of the fiscal year.

The improving economic fundamentals may present some challenges for your fund's managers as investors begin to leave the bond market and return to stocks. Nevertheless, we remain confident that the managers, backed by Putnam's considerable credit research capability, will continue to find promising investments for your fund.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income Team

The management of Putnam American Government Income Fund used all of the tools at its disposal to deliver competitive performance during the six months that ended March 31, 2002. While the absolute return may appear disappointingly neutral, we are pleased with the fund's relative performance against its benchmark index, the Lehman Intermediate Treasury Bond Index. The fund also outperformed the average for funds in its Lipper category. We were able to strengthen the relative return by taking advantage of changing trends within a market that shifted materially during the period. For more information on performance, please turn to page 6.

Total return for 6 months ended 3/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   0.17%  -4.57%   -0.21% -5.09%   -0.18% -1.16%    0.03%  -3.23%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* A SIGNIFICANT SHIFT IN THE MARKET

Market sentiment changed dramatically during the period. At the start of the period, in the wake of the terrorist attacks of September 11, Treasury bond yields had dropped to very low levels and their prices rose significantly. This strong performance of Treasuries resulted from robust demand for higher-quality issues in the face of a potentially steep drop in economic growth. Stocks faltered, and the yield differential between Treasuries and non-Treasury bonds increased markedly. The Federal Reserve Board lowered short-term interest rates 11 times during 2001 in order to bring stability to the market and the economy.

As the fourth quarter transpired, however, emerging data indicated clearly that the U.S. economy was recovering amid strong consumer spending. Interest rates rose, reflecting widespread anticipation of a strong economic rebound. In fact, bond yields reflected the anticipation that the Fed would soon boost short-term rates in order to prevent growth levels from generating inflationary pressures. However, in the first quarter of 2002, the Fed left rates unchanged, and shifted from a bias toward lowering rates to a neutral stance.


[GRAPHIC OMITTED: verticle bar chart AVERAGE EFFECTIVE MATURITY AND DURATION]

AVERAGE EFFECTIVE MATURITY AND DURATION*

                                3/31/01          9/30/01          3/31/02

Average effective maturity       10.8              6.1             10.4

Duration                          6.0              3.0              5.6

Footnote reads:
*This chart depicts the funds average maturity and duration at 6-month intervals over the 12 months ended 3/31/02. Average effective maturity and duration stated in years are derived from calculations that incorporate assumptions about prepayment rates and cash flow of mortgage-backed securities. Measures of effective maturity, duration, and the assumptions on which they are based will vary over time.


* SECTOR ALLOCATION AND DURATION MOVES BOLSTERED PERFORMANCE

Within such a dynamic environment, we felt it necessary to move decisively to take advantage of the market's pendulum swings. We were very aggressive with our management of your fund's duration, a measurement of its sensitivity to changes in interest rates. In addition, we took advantage of opportunities in the mortgage-backed securities market, adding to that sector to the point that mortgages comprised about 67% of fund assets by the end of the period.


[GRAPHIC OMITTED: pie chart PORTFOLIO ALLOCATION (3/31/02)]

PORTFOLIO ALLOCATION (3/31/02)*

Mortgage-backed
securities -- 59.7%

U.S. Treasury securities -- 32.0%

Short-term investments -- 8.3%

Footnote reads:
*Based on total market value of assets. The allocation to mortgage-backed securities is primarily concentrated in bonds issued by the Federal National Mortgage Association and the Government National Mortgage Association. Allocations will vary over time.


At the beginning of the period, we had taken a defensive position, reducing the fund's duration, or sensitivity to changes in interest rates. We believed that market yields reflected a much more profound economic slowdown than we anticipated; any sign of economic stabilization or recovery would cause interest rates to rise. Rates move in the opposite direction of bond prices, so by lowering the duration we were aiming to limit the negative effects of rising interest rates on the fund's holdings. We also moved more of your fund's holdings into mortgages, because they tend to perform better than Treasuries when interest rates are on the rise. These decisions proved fruitful, because data in the fourth quarter of 2001 and the beginning of 2002 pushed rates higher, as investors became more convinced that a recovery was on the way.

Fund Profile

Putnam American Government Income Fund seeks high current income, primarily by investing in U.S. government securities. The fund seeks capital preservation as a secondary objective. This fund is suitable for investors who have an investment time horizon of at least three years to give their investment the full potential to benefit from a typical interest-rate cycle.


As is often the case, bond market sentiment promptly swung even more sharply in the other direction. By the end of February, many market participants had started to believe that the recovery would be so strong and swift that the Fed would have to step in and bring short-term rates up from historically low levels. In our estimation, that second reaction was also overblown. We felt that rates were higher than they needed to be and would trend downward as the recovery progressed more slowly than the market anticipated. In response, we increased the fund's duration and maintained an overweighted position in mortgage-backed securities, feeling that prevailing valuations remained attractive and that the interest-rate environment would remain stable.

Looking at the fund's mortgage investments, we favored 30-year Fannie Mae mortgage pass-throughs with coupon rates of 6.5%, finding that they were well insulated against prepayment activity. When mortgage holders pay their mortgages off early, mortgage bondholders must reinvest the redeemed assets at lower prevailing rates. We also found opportunities among 6% Freddie Mac interest-only strips. These securities are derived from underlying mortgage-backed securities; the fund receives only the interest they produce and does not purchase the mortgage principal.

We used the fund's non-mortgage holdings to manage the duration of the portfolio. To do so, we shifted assets between short-term cash equivalents on the one hand and 10-year Treasury bonds on the other. When we wanted to increase the duration of the fund, we increased 10-year bond holdings. When we wanted to decrease it, we shifted more into cash.

* TEAM SEES RELATIVE STABILITY OVER THE NEAR TERM

We believe that the Fed has reached the end of its latest rate-cutting cycle, amid signs that economic growth is on the rebound. Short-term rates remain very low, making it apparent that the Fed's next move will most probably be a rate increase. We have reviewed what transpired during three other transitional periods similar to this one, all of which occurred during Fed Chairman Alan Greenspan's tenure. Armed with that information, we currently believe that the Fed will wait and see what happens until August at the earliest. We also believe that any rate increases will be implemented gradually. For the next few months we anticipate a benign interest-rate environment, with yields trading within a fairly narrow range. Within this type of market, the main source of returns for bond investors tends to be interest income, not price appreciation. Our focus, therefore, will be on unearthing further opportunities in the mortgage-backed sector, because it generally offers higher yields than Treasuries and tends to perform well when interest rates remain stable.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future. Government securities guarantee principal and interest; mutual funds that invest in these securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

This fund is managed by the Putnam Core Fixed-Income Team. The members of this team are Kevin Cronin, Rob Bloemker, Andrea Burke, Joanne
Driscoll, D. William Kohli, Krishna Memani, James Prusko, and David
Waldman.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                     Class A        Class B         Class C         Class M
(inception dates)   (3/1/85)       (5/20/94)       (7/26/99)       (2/14/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          0.17%  -4.57%  -0.21%  -5.09%  -0.18%  -1.16%   0.03%  -3.23%
------------------------------------------------------------------------------
1 year            4.22   -0.77    3.48   -1.48    3.47    2.48    4.04    0.71
------------------------------------------------------------------------------
5 years          37.45   30.88   32.48   30.48   32.37   32.37   35.97   31.57
Annual average    6.57    5.53    5.79    5.46    5.77    5.77    6.34    5.64
------------------------------------------------------------------------------
10 years         80.79   72.24   67.32   67.32   67.70   67.70   76.50   70.83
Annual average    6.10    5.59    5.28    5.28    5.31    5.31    5.85    5.50
------------------------------------------------------------------------------
Annual average
(Life of fund)    7.35    7.04    6.45    6.45    6.54    6.54    7.02    6.81
------------------------------------------------------------------------------




COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/02

                              Lehman Intermediate        Consumer
                              Treasury Bond Index       price index
------------------------------------------------------------------------------
6 months                           -0.55%                 0.22%
------------------------------------------------------------------------------
1 year                              4.63                  1.30
------------------------------------------------------------------------------
5 years                            39.53                 11.62
Annual average                      6.89                  2.22
------------------------------------------------------------------------------
10 years                           90.71                 28.21
Annual average                      6.67                  2.52
------------------------------------------------------------------------------
Annual average
(Life of fund)                      8.26                  3.10
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average cumulative return for the 171 funds in the Lipper US
Government Funds category over the 6 months ended 3/31/02 was -1.03%. Over the 1-, 5-, and 10-year periods ended 3/31/02, annualized returns for the category were 3.78%, 6.55%, and 6.43%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                6             6             6             6
------------------------------------------------------------------------------
Income               $0.216        $0.183        $0.185        $0.204
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total              $0.216        $0.183        $0.185        $0.204
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
9/30/01          $8.87   $9.31     $8.82         $8.85     $8.90   $9.20
------------------------------------------------------------------------------
3/31/02           8.67    9.10      8.62          8.65      8.70    8.99
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1            4.98%   4.75%     4.32%         4.44%     4.69%   4.54%
------------------------------------------------------------------------------
Current 30-day
SEC yield 2       4.68    4.52      3.92          3.91      4.42    4.33
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2  Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Lehman Intermediate Treasury Bond Index* is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results,per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2002 (Unaudited)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (61.6%)
-------------------------------------------------------------------------------------------------------------------
$        29,339,425 Federal Home Loan Mortgage Corporation 7 1/2s, October 1, 2029                   $   30,527,379
         24,631,776 Federal National Mortgage Association Adjustable Rate Mortgages
                    6.606s, September 1, 2031                                                            25,436,742
                    Federal National Mortgage Association Pass-Through Certificates
         40,457,970 7 1/2s, with due dates from September 1, 2028
                    to September 1, 2031                                                                 41,954,438
         63,000,000 7 1/4s, January 15, 2010                                                             68,286,330
         43,045,000 7 1/4s, May 15, 2030                                                                 46,764,518
        221,573,099 6 1/2s, with due dates from November 1, 2015
                    to November 1, 2016                                                                 225,656,694
        258,487,258 6 1/2s, with due dates from March 1, 2031 to March 1, 2032                          257,577,926
         17,859,758 6s, with due dates from June 1, 2016 to February 1, 2017                             17,826,181
          1,022,751 6s, February 1, 2031                                                                    992,376
                    Government National Mortgage Association Pass-Through Certificates
             29,989 8 1/2s, with due dates from February 15, 2005 to April 15, 2006                          31,857
          2,659,123 8 1/2s, with due dates from August 15, 2019 to December 15, 2024                      2,863,186
          4,051,745 8s, with due dates from November 15, 2003 to April 15, 2008                           4,316,605
          8,188,968 8s, with due dates from September 15, 2019 to May 15, 2030                            8,706,563
         59,124,083 7 1/2s, with due dates from February 15, 2022
                    to December 15, 2030                                                                 61,983,283
          5,089,103 7s, with due dates from November 15, 2022 to April 15, 2028                           5,225,412
        136,578,697 6 1/2s, with due dates from October 15, 2025 to February 15, 2032                   136,549,044
          1,587,997 6s, with due dates from October 15, 2023 to June 15, 2029                             1,552,589
                                                                                                      -------------
                                                                                                        936,251,123

U.S. Treasury Obligations (36.1%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         16,475,000 8s, November 15, 2021                                                                20,176,768
         51,500,000 6 1/4s, May 15, 2030                                                                 53,431,250
         19,880,000 6s, February 15, 2026                                                                19,761,913
         96,885,000 5 3/8s, February 15, 2031                                                            90,935,292
                    U.S. Treasury Notes
         68,110,000 5s, August 15, 2011                                                                  65,832,402
        167,900,000 4 7/8s, February 15, 2012                                                           161,078,223
         55,646,000 3 1/2s, November 15, 2006                                                            52,628,874
        341,995,000 U.S. Treasury Strip zero %, November 15, 2024                                        85,276,453
                                                                                                     --------------
                                                                                                        549,121,175
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $1,512,410,778)                                                            $1,485,372,298

COLLATERALIZED MORTGAGE OBLIGATIONS (5.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        31,916,252 Fannie Mae Ser. 319, Class 2. IO (interest only), 6 1/2s, 2032                   $    9,699,548
         25,759,473 Fannie Mae Ser. 318, Class 2, IO, 2.981s, 2032                                        8,218,882
                    Freddie Mac
        149,437,563 Ser. 216, Class IO, 6s, January 1, 2032                                              48,006,817
         54,436,304 Ser. 212, Class IO, 1.917s, May 1, 2031                                              15,888,596
         16,349,846 Ser. 204, Class IO, 0.484s, May 1, 2029                                               4,432,340
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations (cost $80,206,193)                     $   86,246,183

SHORT-TERM INVESTMENTS (9.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        71,408,000 Interest in $750,000,000 joint tri-party repurchase agreement dated March 28, 2002 with S.B.C Warburg Inc.due April 1, 2002 with respect to various U.S. Government obligations -- maturity
                    value of $71,423,154 for an effective yield of 1.91%                             $   71,408,000
         70,000,000 Interest in $750,000,000 joint repurchase agreement dated
                    March 28, 2002 with Morgan Stanley, Dean Witter and Co.
                    due April 1, 2002 with respect to various U.S. Government
                    obligations -- maturity value of $70,014,700 for an effective yield
                    of 1.89%                                                                             70,000,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $141,408,000)                                 $  141,408,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,734,024,971) (a)                                      $1,713,026,481
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,519,997,962.

  (b) The aggregate identified cost on a tax basis is $1,734,121,562, resulting in gross unrealized appreciation and depreciation of $9,987,459 and $31,082,540, respectively, or net unrealized depreciation of $21,095,081.

      TBA after the name of a security represents to be announced securities (Note 1).

------------------------------------------------------------------------------
TBA Sales Commitments at March 31, 2002
(Proceeds receivable $77,439,753)
                               Principal       Settlement           Market
Agency                          Amount            Date              Value
------------------------------------------------------------------------------
FNMA 6 1/2s, April
2032                         $77,646,000       04/01/2020        $77,233,700
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,734,024,971)
(Note 1)                                                                     $1,713,026,481
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   11,871,609
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            9,210,638
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  149,859,304
-------------------------------------------------------------------------------------------
Total assets                                                                  1,883,968,032

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  4,986,510
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                275,130,253
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,922,881
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,150,324
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          351,926
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       108,843
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          6,313
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              982,499
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $77,439,753)                77,233,700
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               96,821
-------------------------------------------------------------------------------------------
Total liabilities                                                               363,970,070
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,519,997,962

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,836,320,721
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,667,892)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (292,862,430)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (20,792,437)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $1,519,997,962

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,328,807,351divided by 153,315,161 shares)                                         $8.67
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.67)*                                $9.10
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($161,389,998 divided by 18,725,737 shares)**                                         $8.62
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,383,937 divided by 1,085,387 shares)**                                            $8.65
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($8,439,401 divided by 970,571 shares)                                                $8.70
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.70)*                                $8.99
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($11,977,275 divided by 1,382,329 shares)                                             $8.66
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2002 (Unaudited)
Interest income:                                                               $ 41,801,622
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,478,028
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,111,222
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    18,822
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,987
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,737,486
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               882,257
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                45,070
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                22,065
-------------------------------------------------------------------------------------------
Other                                                                               251,188
-------------------------------------------------------------------------------------------
Total expenses                                                                    8,559,125
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (69,417)
-------------------------------------------------------------------------------------------
Net expenses                                                                      8,489,708
-------------------------------------------------------------------------------------------
Net investment income                                                            33,311,914
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 17,412,404
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and TBA sale commitments during
the period                                                                      (48,629,477)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (31,217,073)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $  2,094,841
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                 ---------------------------------
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   33,311,914   $   83,213,134
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                       17,412,404       49,746,191
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (48,629,477)      24,852,316
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    2,094,841      157,811,641
--------------------------------------------------------------------------------------------------
Distributions to shareholders:  (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (34,129,246)     (75,259,280)
--------------------------------------------------------------------------------------------------
   Class B                                                             (3,703,306)      (6,513,919)
--------------------------------------------------------------------------------------------------
   Class C                                                               (191,163)        (246,114)
--------------------------------------------------------------------------------------------------
   Class M                                                               (205,748)        (416,877)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (490,172)        (228,626)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (111,821,529)      61,487,050
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (148,446,323)     136,633,875

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,668,444,285    1,531,810,410
--------------------------------------------------------------------------------------------------
End of period (including distribution in excess of net
investment income and undistributed net investment
income of $2,667,892 and $2,739,829, respectively)                 $1,519,997,962   $1,668,444,285
--------------------------------------------------------------------------------------------------

*Unaudited

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.87        $8.45        $8.42        $9.11        $8.65        $8.39
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19(c)       .46(c)       .49(c)       .46(c)       .50(c)       .54
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .42          .02(d)      (.65)         .49          .23
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .02          .88          .51         (.19)         .99          .77
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.46)        (.48)        (.46)        (.53)        (.51)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.04)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.46)        (.48)        (.50)        (.53)        (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.67        $8.87        $8.45        $8.42        $9.11        $8.65
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.17*       10.66         6.32        (2.12)       11.83         9.49
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,328,807   $1,443,830   $1,401,126   $1,557,539   $1,500,157   $1,553,706
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .49*         .99          .97          .98         1.01          .97
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.11*        5.30         5.84         5.30         5.72         6.34
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                161.65*(f)   372.36(f)    447.42       240.06(e)    316.47       253.26
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.82        $8.42        $8.39        $9.08        $8.61        $8.35
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .15(c)       .39(c)       .42(c)       .39(c)       .41(c)       .48
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .40          .03(d)      (.64)         .53          .23
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.02)         .79          .45         (.25)         .94          .71
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.39)        (.42)        (.40)        (.47)        (.45)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.04)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.39)        (.42)        (.44)        (.47)        (.45)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $8.82        $8.42        $8.39        $9.08        $8.61
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.21)*       9.65         5.52        (2.83)       11.20         8.72
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $161,390     $186,429     $120,616     $165,020      $86,302      $30,935
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87*        1.74         1.72         1.73         1.76         1.72
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.74*        4.55         5.09         4.56         4.87         5.59
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                161.65*(f)   372.36(f)    447.42       240.06(e)    316.47       253.26
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                            March 31                             July 26, 1999+
operating performance               (Unaudited)  Year ended September 30   to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.85        $8.43        $8.41        $8.42
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (c)                .15          .39          .42          .07
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.16)         .42          .03(d)        --(f)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.01)         .81          .45          .07
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.39)        (.43)        (.07)
----------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.01)
----------------------------------------------------------------------------------------
Total distributions                     (.19)        (.39)        (.43)        (.08)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.65        $8.85        $8.43        $8.41
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.18)*       9.88         5.50         0.80*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,384       $8,498       $3,012         $240
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87*        1.74         1.72          .32*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.75*        4.48         5.09          .87*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                161.65*(g)   372.36(g)    447.42       240.06(e)
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.90        $8.48        $8.45        $9.14        $8.66        $8.38
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .44(c)       .46(c)       .44(c)       .46(c)       .53
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.18)         .41          .03(d)      (.65)         .53          .24
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     --          .85          .49         (.21)         .99          .77
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.43)        (.46)        (.44)        (.51)        (.49)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.04)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.43)        (.46)        (.48)        (.51)        (.49)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.70        $8.90        $8.48        $8.45        $9.14        $8.66
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.03*       10.33         6.00        (2.36)       11.76         9.45
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $8,439       $9,094       $7,057       $7,624       $3,871       $1,170
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .62*        1.24         1.22         1.23         1.26         1.22
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.99*        5.05         5.59         5.06         5.34         6.10
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                161.65*(f)   372.36(f)    447.42       240.06(e)    316.47       253.26
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                    Six months
                                       ended   For the period
Per-share                             March 31  July 2, 2001+
operating performance               (Unaudited)  to Sept. 30
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.87        $8.56
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .20          .11
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.18)         .31
--------------------------------------------------------------
Total from
investment operations                    .02          .42
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.23)        (.11)
--------------------------------------------------------------
Total distributions                     (.23)        (.11)
--------------------------------------------------------------
Net asset value,
end of period                          $8.66        $8.87
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.19*        4.96*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,977      $20,594
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .37*         .19*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.22*        1.23*
--------------------------------------------------------------
Portfolio turnover (%)                161.65*(d)   372.36(d)
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam American Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Mortgage-backed securities are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bonds in comparable securities and various relationships between securities in determining value. Other investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

E) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

F) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001 the fund had a capital loss carryover of approximately $310,178,000 available to offset future capital gains, if any. This amount includes approximately $55,759,000 of capital loss carryovers acquired in connection with the fund's acquisition of the net assets of Putnam High Quality Bond Fund in 1999. The amount of the capital loss carryover that can be used to offset realized capital gains by the fund in any one year may be limited by the Internal Revenue Code and Regulations. To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset would be distributed to shareholders since any such distribution might be taxable as ordinary income.

Loss Carryover    Expiration
--------------    ------------------
  $  7,767,000    September 30, 2002
   255,900,000    September 30, 2003
     1,667,000    September 30, 2006
    44,754,000    September 30, 2008

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, $0.39% of the next $5 billion, and $0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At March 31, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2002, the fund's expenses were reduced by $69,417 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,793 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $59,708 and $440 from the sale of class A and class M shares, respectively, and received $275,339 and $1,691 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received $9,090 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2002, cost of purchases and proceeds from sales of U.S. government and agency obligations other than short-term investments aggregated $10,208,221,700 and $10,307,469,913, respectively.

Note 4
Capital shares

At March 31, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,262,626       $ 258,008,025
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,478,343          21,823,235
---------------------------------------------------------------------------
                                            31,740,969         279,831,260

Shares repurchased                         (41,234,398)       (363,126,511)
---------------------------------------------------------------------------
Net decrease                                (9,493,429)      $ (83,295,251)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 69,307,172       $ 600,433,852
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             5,485,069          47,277,749
---------------------------------------------------------------------------
                                            74,792,241         647,711,601

Shares repurchased                         (77,786,952)       (672,855,041)
---------------------------------------------------------------------------
Net decrease                                (2,994,711)      $ (25,143,440)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,360,129        $ 29,574,948
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               326,471           2,860,820
---------------------------------------------------------------------------
                                             3,686,600          32,435,768

Shares repurchased                          (6,097,479)        (53,396,916)
---------------------------------------------------------------------------
Net decrease                                (2,410,879)       $(20,961,148)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,662,265       $ 161,485,018
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               585,781           5,027,398
---------------------------------------------------------------------------
                                            19,248,046         166,512,416

Shares repurchased                         (12,442,382)       (106,814,183)
---------------------------------------------------------------------------
Net increase                                 6,805,664       $  59,698,233
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    818,585         $ 7,219,071
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                17,994             157,989
---------------------------------------------------------------------------
                                               836,579           7,377,060

Shares repurchased                            (711,682)         (6,251,800)
---------------------------------------------------------------------------
Net increase                                   124,897         $ 1,125,260
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,315,660         $11,406,345
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                24,738             213,190
---------------------------------------------------------------------------
                                             1,340,398          11,619,535

Shares repurchased                            (737,008)         (6,356,931)
---------------------------------------------------------------------------
Net increase                                   603,390         $ 5,262,604
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    304,100         $ 2,689,766
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                20,685             182,710
---------------------------------------------------------------------------
                                               324,785           2,872,476

Shares repurchased                            (376,345)         (3,320,691)
---------------------------------------------------------------------------
Net decrease                                   (51,560)        $  (448,215)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    916,790         $ 7,952,637
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                40,267             348,467
---------------------------------------------------------------------------
                                               957,057           8,301,104

Shares repurchased                            (767,508)         (6,655,678)
---------------------------------------------------------------------------
Net increase                                   189,549         $ 1,645,426
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    849,604        $  7,519,372
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                55,559             490,172
---------------------------------------------------------------------------
                                               905,163           8,009,544

Shares repurchased                          (1,845,088)        (16,251,719)
---------------------------------------------------------------------------
Net decrease                                  (939,925)       $ (8,242,175)
---------------------------------------------------------------------------

                                               For the period July 2, 2001
                                              (commencement of operations)
                                                     to September 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,527,610         $21,811,489
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                26,296             228,626
---------------------------------------------------------------------------
                                             2,553,906          22,040,115

Shares repurchased                            (231,652)         (2,015,888)
---------------------------------------------------------------------------
Net increase                                 2,322,254         $20,024,227
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $305 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund +
High Yield Trust
High Yield Trust II *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
Strategic Income Fund *
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin A. Cronin
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA027-79279  033/292/895  5/02

PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam American Government Income Fund
Supplement to Semiannual Report dated 3/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 3/31/02

                                                     NAV
6 months                                            0.19%
1 year                                              4.29
5 years                                            37.54
Annual average                                      6.58
10 years                                           80.91
Annual average                                      6.11
Life of fund (since class A inception, 3/1/85)
Annual average                                      7.35

Share value:                                         NAV

9/30/01                                            $8.87
3/31/02                                            $8.66
----------------------------------------------------------------------------
Distributions:      No.       Income      Capital gains      Total
                     6        $0.228           --           $0.228
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.